UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Investment Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 877-6LM-FUND/656-3863

Date of fiscal year end: October 31

Date of reporting period: October 31, 2022

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2022

CLEARBRIDGE

SELECT FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide long-term growth of capital.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Select Fund for the twelve-month reporting period ended October 31, 2022. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2022

II	ClearBridge Select Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide long-term growth of capital. The Fund seeks to achieve its investment objective by taking an unconstrained approach to investing with an emphasis on equity securities. Under normal circumstances, the Fund invests primarily in publicly traded equity and equity-related securities of U.S. and non-U.S. companies or other instruments with similar economic characteristics. The Fund may invest in securities of issuers of any market capitalization. The Fund has no geographical limits on where it may invest — it may invest in both developed and emerging markets. The Fund may invest in securities issued through private placements.

While the Fund expects to invest primarily in equity and equity-related securities, the Fund may, at times, also invest to a significant extent in fixed income securities, including lower-rated, high yielding debt securities (commonly known as “junk bonds”), when we believe that such securities will provide more attractive total return opportunities compared to equity securities.

The Fund uses a bottom-up investment methodology for equity securities selection that relies extensively on fundamental research to identify companies with strong growth prospects and/or attractive valuations, without regard to a benchmark. As a result, the Fund’s holdings may deviate significantly from its performance benchmark.

The Fund uses a focused approach of investing in a smaller number of issuers, which may result in significant exposure to certain industries or sectors, such as information technology (“IT”) and internet technology services. If market conditions warrant, the Fund may enter into short positions on securities, indexes or other instruments.

The Fund uses a bottom-up investment methodology for fixed income securities selection that relies extensively on fundamental research to identify companies with strong growth prospects and/or attractive valuations.

The Fund may invest in futures, options, forward contracts, and swaps, among other derivative instruments. Derivatives and short positions may be used as a hedging technique in an attempt to manage risk in the Fund’s portfolio, as a substitute for buying or selling securities, as a cash flow management technique, or as a means of enhancing returns.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Soaring inflation and tightening liquidity sparked a bear market for equities, with the commencement of an interest rate cycle by the Federal Reserve Board (the “Fed”) causing the benchmark Russell 3000 Indexi to surrender its early gains and finish the period down 16.52%. High-growth technology stocks bore the brunt of higher rates meant to counteract inflation with the Russell 3000 Growth Indexii down 24.67%, underperforming the Russell 3000 Value Indexiii (-7.25%) while the small- and mid-cap focused Russell 2500 Growth Indexiv fell 27.38%.

ClearBridge Select Fund 2022 Annual Report	1

Fund overview (cont’d)

Robust corporate earnings led to strong gains to start the reporting period. Much of those advances were erased, however, by the emergence of a new COVID-19 variant, Omicron, in late 2021. Omicron reminded investors that the pandemic will continue to impact markets and the global economy for the foreseeable future.

Volatility spiked to twelve-month highs in the first quarter of 2022 as Russia’s invasion of Ukraine combined with monetary tightening, stubbornly high inflation and lingering effects of Omicron to pressure equities. The S&P 500 Indexv and NASDAQvi suffered corrections during the first two months of the year before paring losses. Growth stocks suffered the sharpest drawdowns. The correction tipped into a bear market in the second quarter as the highest inflation prints in four decades forced the Fed’s hand, leading to rate hikes of 50 basis points in May and 75 basis points in June.

Equities surged in a bear market rally over the summer spurred by optimism that inflation would cool enough to allow the Fed to ease its tightening program. However, following a series of better-than-expected jobs reports and a jump in core inflation in August, Fed officials communicated that they would continue to raise rates and maintain them at a restrictive level for an extended period. This latest rhetoric caused selling to resume through the third quarter.

Emerging evidence of a slowing economy, which might prompt an early Fed pivot from its tightening regime, helped equities in October, along with some better-than-expected earnings. Yields nevertheless edged up, with the yield for the ten-year Treasury note ending the reporting period at 4.05%, up 250 basis points year over year, as the Fed signaled a higher-for-longer future for interest rates and a recession became the base case for 2023.

Q. How did we respond to these changing market conditions?

A. While the active repositioning we undertook in 2021 and early 2022 has improved the balance in the Fund between faster growing and more cyclical1 companies, the rotation out of high beta growth stocks has continued to accelerate in tandem with aggressive tightening by the Fed and surging global inflation. As a result, the most significant losses for the year came among the disruptors that account for a meaningful portion of the portfolio. Since most of the valuation of these rapidly growing companies like new additions SentinelOne, a provider of cyber security software, Snowflake, a provider of cloud data warehousing, and electric vehicle maker Tesla, are based on cash flows expected well into the future, they most directly bear the brunt of valuation math when the denominator of discounted cash flow models – short-term interest rates – rises meaningfully. Higher rates are also raising the cost to borrow, which could eventually dampen consumer demand. Such headwinds will not deter us from our continued focus on maintaining a broad array of exposures across the types of stocks we target, from higher growth disruptors to steady compounders and evolving opportunities.

[1]	Cyclicals consists of the following industries: automotive, entertainment, gaming, home construction, lodging, retailers, restaurants, textiles, and other consumer services.

2	ClearBridge Select Fund 2022 Annual Report

In aggregate, we established sixteen new common stock equity positions still held at the end of the reporting period, with a more recent focus on tactically pivoting the portfolio to favor companies with less risk to near-term earnings and revenue numbers. Most of these companies reside among our steady compounders or evolving opportunities in the consumer staples and energy sectors, highlighted by the purchases of Chesapeake Energy, a leading natural gas producer, and Baker Hughes, an oilfield services provider, as well as additions to Performance Food Group, Monster Beverage and Constellation Brands. We also increased the Fund’s exposure to WillScot Mobile Mini, a provider of modular offices for various industries that continues to improve execution.

We also sold more than twenty-five common stock holdings, where valuations had become full, our thesis for owning the company had changed or due to an acquisition. Most of these sells, including apparel retailers Ross Stores and American Eagle Outfitters, online used car platform Carvana, online pet store retailer Chewy and website tools provider Wix.com, came in more consumer-oriented areas where a pull forward of demand during the COVID-19 pandemic is now normalizing.

We are at a point in the economic cycle characterized by shrinking money supply, quantitative tightening and a pullback in risk taking. The U.S. economy is holding up better than other regions and U.S. multinationals, which derive a large percentage of sales overseas and will see pressure from both lower international consumption as well as weaker profit translation from foreign currency. With 40% of S&P 500 Index earnings coming from international economies, we think there is a strong case to be made for owning domestic secular growth and smaller cap companies. Relative performance for the Fund was better in the last third of the period versus earlier in the year, but we have much more ground to pick up after a rough first half. In addition, we made ample use of options to enhance the risk/reward of existing long positions.

Performance review

For the twelve months ended October 31, 2022, Class I shares of ClearBridge Select Fund returned -34.83%. The Fund’s unmanaged benchmark, the Russell 3000 Index, returned -16.52% for the same period. The Lipper Multi-Cap Growth Funds Category Averagevii returned -32.83% over the same time frame.

ClearBridge Select Fund 2022 Annual Report	3

Fund overview (cont’d)

Performance Snapshot as of October 31, 2022 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge Select Fund:
Class A	-10.98%	-34.97%
Class C	-11.33%	-35.48%
Class FI	-10.87%	-34.94%*
Class I	-10.90%	-34.83%
Class IS	-10.83%	-34.75%
Russell 3000 Index	-5.40%	-16.52%
Lipper Multi-Cap Growth Funds Category Average	-9.22%	-32.83%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.franklintempleton.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Performance of Class R shares is not shown because the inception date for this share class was June 3, 2022.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2022, the gross total annual fund operating expense ratios for Class A, Class C, Class FI, Class I and Class IS shares were 1.39%, 2.08%, 1.44%, 1.08% and 0.99%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.33% for Class A shares, 2.25% for Class C shares, 1.50% for Class FI shares, 1.15% for Class I shares and 1.05% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense limitation (“expense cap”) for

*

Total return information is based on net asset values calculated for shareholder transactions. Certain adjustments were made to the prior year net assets of the Fund at October 31, 2021 for financial reporting purposes. Accordingly, adjusted total returns have been disclosed in the Financial Highlights and differ from those reported here.

4	ClearBridge Select Fund 2022 Annual Report

Class A as a result of dividend and interest expense on securities sold short. These expense limitation arrangements cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. The management fee waiver is not subject to the recapture provision discussed below.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the expense cap in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. On an absolute basis, the Fund produced positive returns in two of the ten sectors in which it was invested over the reporting period, with the greatest contributions to returns coming from the consumer staples sector.

Relative to the benchmark Russell 3000 Index, overall stock allocation contributed to performance for the reporting period. In particular, an underweight allocation to the communication services sector, an overweight to the industrials sector and stock selection in the consumer staples sector were the primary drivers of results. An overweight to consumer staples was also beneficial.

Leading stock contributors included positions in Pioneer Natural Resources in the energy sector, WillScot Mobile Mini in the industrials sector as well as Casey’s General Stores, Performance Food Group and Monster Beverage in the consumer staples sector.

Q. What were the leading detractors from performance?

A. Relative to the benchmark, overall stock selection detracted from performance. In particular, stock selection in the IT, health care, consumer discretionary and industrials sectors detracted the most from performance for the reporting period.

On an individual stock basis, the leading detractors from performance for the reporting period included holdings in DocuSign, Shopify and HubSpot in the IT sector, Match Group in the communication services sector and Syneos Health in the health care sector.

Q. Were there any significant changes to the Fund during the reporting period?

A. The Fund executed a number of buy and sell transactions over the course of the reporting period. The largest additions to the Fund’s portfolio were Chesapeake Energy and Baker Hughes in the energy sector, Tesla and Burlington Stores in the consumer discretionary sector as well as Progyny in the health care sector. The largest positions closed during the reporting period were Ross Stores, Carvana and American Eagle Outfitters in the consumer discretionary sector, Uber Technologies in the industrials sector and Wix.com in the IT sector.

ClearBridge Select Fund 2022 Annual Report	5

Fund overview (cont’d)

Thank you for your investment in ClearBridge Select Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Aram Green

Portfolio Manager

ClearBridge Investments, LLC

November 11, 2022

RISKS: Equity securities are subject to market and price fluctuations. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. Fixed income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities falls. High yield bonds, commonly known as “junk bonds,” are subject to greater price volatility, illiquidity and possibility of default. As a non-diversified fund, it is permitted to invest a larger percentage of its assets in a smaller number of issuers than a diversified fund, which may magnify the Fund’s losses from events affecting a particular issuer. Investments in privately placed securities involve additional risks, including that the issuers of such securities are not typically subject to the same disclosure and other regulatory requirements and oversight to which public issuers are subject. There may be very little public information available about the issuers and they may have limited liquidity. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Short positions involve leverage and there is no limit on the amount of loss on a security that is sold short. The Fund may suffer significant losses if assets that the Fund sells short appreciate rather than depreciate in value. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of October 31, 2022 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of October 31, 2022 were: Apple Inc. (4.1%), ServiceNow Inc. (3.6%), Pioneer Natural Resources Co. (3.4%), WillScot Mobile Mini Holdings Corp. (3.2%), Monster Beverage Corp. (3.0%), Fortinet Inc. (2.9%), Insulet Corp. (2.8%), Performance Food Group Co. (2.7%), SBA Communications Corp. (2.6%) and MercadoLibre Inc. (2.5%). Please refer to pages 14 through 18 for a list and percentage breakdown of the Fund’s holdings.

6	ClearBridge Select Fund 2022 Annual Report

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2022 were: information technology (24.8%), industrials (15.4%), health care (11.3%), consumer staples (10.3%) and consumer discretionary (9.8%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses, or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ii

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

iii

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

iv

The Russell 2500 Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with relatively higher price-to-book ratios, higher I/B/E/S (Institutional Brokers’ Estimate System) forecast medium term (2 year) growth and higher sales per share historical growth (5 years).

[v]	The S&P 500 Index is an unmanaged index of the stocks of 500 leading companies, and is generally representative of the performance of larger companies in the U.S.

vi

The NASDAQ Composite Index is a market capitalization-weighted index of the approximate 2,500 equities listed on the NASDAQ stock exchange. The index contains companies in the information technology sector.

vii

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2022, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 451 funds for the six-month period and among the 436 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

ClearBridge Select Fund 2022 Annual Report	7

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of October 31, 2022 and October 31, 2021 and does not include securities sold short. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

*	Prior year percentages have been restated to reflect current classifications.

8	ClearBridge Select Fund 2022 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2022 and held for the six months ended October 31, 2022, unless otherwise noted.

Actual expenses

The table below titled “Based on actual total return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on hypothetical total return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]							Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period			Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-10.98%	$1,000.00	$890.20	1.33%	$6.34	[3]	Class A	5.00%	$1,000.00	$1,018.50	1.33%	$6.77
Class C	-11.33	1,000.00	886.70	2.10	9.99	[3]	Class C	5.00	1,000.00	1,014.62	2.10	10.66
Class FI	-10.87	1,000.00	891.30	1.11	5.29	[3]	Class FI	5.00	1,000.00	1,019.61	1.11	5.65
Class R4	-6.76	1,000.00	932.40	1.32	5.17	[5]	Class R	5.00	1,000.00	1,018.55	1.32	6.72
Class I	-10.90	1,000.00	891.00	1.12	5.34	[3]	Class I	5.00	1,000.00	1,019.56	1.12	5.70
Class IS	-10.83	1,000.00	891.70	1.01	4.82	[3]	Class IS	5.00	1,000.00	1,020.11	1.01	5.14

ClearBridge Select Fund 2022 Annual Report	9

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended October 31, 2022, unless otherwise noted.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

[4]	For the period June 3, 2022 (inception date) to October 31, 2022.

[5]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (148), then divided by 365.

10	ClearBridge Select Fund 2022 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class FI	Class R†	Class I	Class IS
Twelve Months Ended 10/31/22	-34.97%	-35.48%	-34.94%[2]	N/A	-34.83%	-34.75%
Five Years Ended 10/31/22	14.40	13.56	14.41	N/A	14.70	14.81
Inception* through 10/31/22	13.35	12.48	16.08	-6.76%	16.47	16.51

With sales charges[3]	Class A	Class C	Class FI	Class R†	Class I	Class IS
Twelve Months Ended 10/31/22	-38.71%	-36.10%	-34.94%[2]	N/A	-34.83%	-34.75%
Five Years Ended 10/31/22	13.05	13.56	14.41	N/A	14.70	14.81
Inception* through 10/31/22	12.61	12.48	16.08	-6.76%	16.47	16.51

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 9/23/13 through 10/31/22)	212.89%
Class C (Inception date of 9/23/13 through 10/31/22)	191.82
Class FI (Inception date of 11/30/12 through 10/31/22)	338.80
Class R (Inception date of 6/3/22 through 10/31/22)	-6.76
Class I (Inception date of 11/30/12 through 10/31/22)	353.56
Class IS (Inception date of 11/30/12 through 10/31/22)	355.28

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Total return information is based on net asset values calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at October 31, 2021 for financial reporting purposes. Accordingly, adjusted total returns have been disclosed in the Financial Highlights and differ from those reported here.

[3]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.50% (5.75% prior to August 15, 2022). Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

† Not annualized.

*	Inception dates for Class A, C, FI, R, I and IS shares are September 23, 2013, September 23, 2013, November 30, 2012, June 3, 2022, November 30, 2012 and November 30, 2012, respectively.

ClearBridge Select Fund 2022 Annual Report	11

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class FI Shares of ClearBridge Select Fund vs. Russell 3000 Index† — November 30, 2012 - October 31, 2022

Value of $1,000,000 invested in

Class I and IS Shares of ClearBridge Select Fund vs. Russell 3000 Index† — November 30, 2012 - October 31, 2022

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

12	ClearBridge Select Fund 2022 Annual Report

†

Hypothetical illustration of $10,000 invested in Class FI shares and $1,000,000 invested in Class I and Class IS shares of ClearBridge Select Fund on November 30, 2012 (inception date), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2022. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Russell 3000 Index. The Russell 3000 Index (the “Index”) measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class FI, I and IS shares’ performance indicated on these charts, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

ClearBridge Select Fund 2022 Annual Report	13

Schedule of investments

October 31, 2022

ClearBridge Select Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Common Stocks — 91.9%
Communication Services — 1.8%
Entertainment — 1.3%
Endeavor Group Holdings Inc., Class A Shares	1,418,480	$30,979,603	*
Interactive Media & Services — 0.3%
Match Group Inc.	141,950	6,132,240	*
Media — 0.2%
Klaviyo Inc.	304,189	5,322,450	*(a)(b)(c)
Total Communication Services		42,434,293
Consumer Discretionary — 9.8%
Auto Components — 0.6%
Fox Factory Holding Corp.	157,742	13,857,635	*
Automobiles — 1.1%
Tesla Inc.	110,850	25,222,809	*
Hotels, Restaurants & Leisure — 0.9%
Expedia Group Inc.	218,922	20,462,639	*
Internet & Direct Marketing Retail — 3.2%
Etsy Inc.	92,800	8,714,848	*
Global-e Online Ltd.	396,300	10,022,427	*
MercadoLibre Inc.	64,732	58,363,666	*
Total Internet & Direct Marketing Retail		77,100,941
Specialty Retail — 2.8%
Burlington Stores Inc.	173,300	24,774,968	*
Lowe’s Cos. Inc.	220,830	43,050,808
Total Specialty Retail		67,825,776
Textiles, Apparel & Luxury Goods — 1.2%
Crocs Inc.	403,180	28,524,985	*
Total Consumer Discretionary		232,994,785
Consumer Staples — 10.3%
Beverages — 5.5%
Constellation Brands Inc., Class A Shares	232,711	57,498,234
Monster Beverage Corp.	769,210	72,090,361	*
Total Beverages		129,588,595
Food & Staples Retailing — 4.5%
Casey’s General Stores Inc.	182,005	42,354,384
Performance Food Group Co.	1,249,060	65,001,082	*
Total Food & Staples Retailing		107,355,466
Personal Products — 0.3%
Coty Inc., Class A Shares	1,127,100	7,562,841	*
Total Consumer Staples		244,506,902

See Notes to Financial Statements.

14	ClearBridge Select Fund 2022 Annual Report

ClearBridge Select Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Energy — 5.4%
Energy Equipment & Services — 1.0%
Baker Hughes Co.	857,099	$23,707,358
Oil, Gas & Consumable Fuels — 4.4%
Chesapeake Energy Corp.	257,551	26,339,741
Pioneer Natural Resources Co.	311,470	79,864,023
Total Oil, Gas & Consumable Fuels		106,203,764
Total Energy		129,911,122
Financials — 7.0%
Banks — 2.4%
First Republic Bank	199,773	23,992,737
Truist Financial Corp.	739,450	33,119,966
Total Banks		57,112,703
Capital Markets — 3.4%
CME Group Inc.	201,200	34,867,960
KKR & Co. Inc.	914,751	44,484,341
Total Capital Markets		79,352,301
Insurance — 1.2%
American Equity Investment Life Holding Co.	679,300	29,264,244
Total Financials		165,729,248
Health Care — 11.2%
Biotechnology — 1.3%
Horizon Therapeutics PLC	418,560	26,084,659	*
Ultragenyx Pharmaceutical Inc.	107,360	4,343,786	*
Total Biotechnology		30,428,445
Health Care Equipment & Supplies — 2.8%
Insulet Corp.	257,400	66,617,694	*
Health Care Providers & Services — 2.5%
HealthEquity Inc.	75,006	5,843,717	*
Progyny Inc.	509,400	22,653,018	*
Surgery Partners Inc.	1,115,552	30,331,859	*
Total Health Care Providers & Services		58,828,594
Health Care Technology — 0.3%
Doximity Inc., Class A Shares	304,700	8,065,409	*
Life Sciences Tools & Services — 4.3%
Charles River Laboratories International Inc.	192,460	40,849,635	*
PerkinElmer Inc.	86,655	11,575,375
Syneos Health Inc.	973,106	49,025,080	*
Total Life Sciences Tools & Services		101,450,090
Total Health Care		265,390,232

See Notes to Financial Statements.

ClearBridge Select Fund 2022 Annual Report	15

Schedule of investments (cont’d)

October 31, 2022

ClearBridge Select Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Industrials — 14.6%
Aerospace & Defense — 1.8%
L3Harris Technologies Inc.	170,940	$42,131,582
Air Freight & Logistics — 0.6%
GXO Logistics Inc.	373,120	13,633,805	*
Building Products — 0.9%
Trex Co. Inc.	454,685	21,865,801	*
Commercial Services & Supplies — 2.0%
Copart Inc.	410,787	47,248,721	*
Construction & Engineering — 3.2%
WillScot Mobile Mini Holdings Corp.	1,804,400	76,741,132	*
Electrical Equipment — 2.8%
nVent Electric PLC	652,350	23,810,775
Shoals Technologies Group Inc., Class A Shares	916,860	21,188,635	*
Vertiv Holdings Co.	1,488,840	21,305,300
Total Electrical Equipment		66,304,710
Road & Rail — 0.8%
Lyft Inc., Class A Shares	502,800	7,360,992	*
XPO Logistics Inc.	236,420	12,232,371	*
Total Road & Rail		19,593,363
Trading Companies & Distributors — 2.5%
H&E Equipment Services Inc.	493,887	18,649,173
MSC Industrial Direct Co. Inc., Class A Shares	479,760	39,810,485
Total Trading Companies & Distributors		58,459,658
Total Industrials		345,978,772
Information Technology — 24.7%
Electronic Equipment, Instruments & Components — 0.0%††
Brain Corp.	263,750	1,059,441	*(a)(b)(c)
IT Services — 1.7%
Paymentus Holdings Inc., Class A Shares	503,200	5,233,280	*
Shopify Inc., Class A Shares	593,400	20,312,082	*
Snowflake Inc., Class A Shares	88,100	14,122,430	*
Total IT Services		39,667,792
Semiconductors & Semiconductor Equipment — 1.8%
NVIDIA Corp.	113,780	15,356,887
ON Semiconductor Corp.	451,380	27,728,273	*
Total Semiconductors & Semiconductor Equipment		43,085,160
Software — 17.1%
Adobe Inc.	51,996	16,560,726	*
Clear Secure Inc., Class A Shares	166,714	4,504,612	*
Confluent Inc., Class A Shares	253,430	6,812,198	*

See Notes to Financial Statements.

16	ClearBridge Select Fund 2022 Annual Report

ClearBridge Select Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Software — continued
Databricks Inc.	217,734	$10,962,990	*(a)(b)(c)
Datadog Inc., Class A Shares	161,010	12,962,915	*
DataRobot Inc.	279,847	2,884,224	*(a)(b)(c)
DocuSign Inc.	374,999	18,112,452	*
Everbridge Inc.	525,100	16,451,383	*
Fortinet Inc.	1,218,970	69,676,325	*
Gitlab Inc., Class A Shares	446,393	21,632,205	*
HubSpot Inc.	120,370	35,696,927	*
LivePerson Inc.	425,900	4,501,763	*
New Relic Inc.	285,374	16,905,556	*
Paycor HCM Inc.	509,718	15,531,107	*
SentinelOne Inc., Class A Shares	774,422	17,687,798	*
ServiceNow Inc.	200,439	84,332,705	*
Sprout Social Inc., Class A Shares	294,753	17,782,449	*
Varonis Systems Inc.	469,010	12,555,398	*
Workday Inc., Class A Shares	127,010	19,790,698	*
Total Software		405,344,431
Technology Hardware, Storage & Peripherals — 4.1%
Apple Inc.	630,764	96,721,352
Total Information Technology		585,878,176
Materials — 1.3%
Construction Materials — 1.3%
Summit Materials Inc., Class A Shares	1,182,260	31,152,551	*
Real Estate — 5.8%
Equity Real Estate Investment Trusts (REITs) — 4.5%
Lamar Advertising Co., Class A Shares	479,040	44,181,859
SBA Communications Corp.	230,541	62,223,016
Total Equity Real Estate Investment Trusts (REITs)		106,404,875
Real Estate Management & Development — 1.3%
CBRE Group Inc., Class A Shares	443,571	31,466,927	*
Total Real Estate		137,871,802
Total Common Stocks (Cost — $2,012,712,812)		2,181,847,883

See Notes to Financial Statements.

ClearBridge Select Fund 2022 Annual Report	17

Schedule of investments (cont’d)

October 31, 2022

ClearBridge Select Fund

(Percentages shown based on Fund net assets)

Security	Rate		Shares	Value
Convertible Preferred Stocks — 0.8%
Industrials — 0.8%
Professional Services — 0.8%
Clarivate PLC (Cost — $36,871,662)	5.250%		409,244	$18,706,543
Preferred Stocks — 0.2%
Health Care — 0.1%
Pharmaceuticals — 0.1%
Caris Life Sciences Inc., Series C	—		837,315	1,778,114	*(a)(b)(c)
Caris Life Sciences Inc., Series D	—		225,000	477,808	*(a)(b)(c)
Total Health Care				2,255,922
Information Technology — 0.1%
Electronic Equipment, Instruments & Components — 0.1%
Brain Corp.	—		631,998	2,538,635	*(a)(b)(c)
Total Preferred Stocks (Cost — $7,467,593)				4,794,557

		Expiration Date	Warrants
Warrants — 0.0%††
Health Care — 0.0%††
Biotechnology — 0.0%††
Ginkgo Bioworks Holdings Inc. (Cost — $613,339)		8/1/26	226,730	116,766	*
Total Investments before Short-Term Investments (Cost — $2,057,665,406)				2,205,465,749

	Rate		Shares
Short-Term Investments — 7.2%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class	2.966%		136,168,727	136,168,727	(d)
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	3.147%		34,042,182	34,042,182	(d)(e)
Total Short-Term Investments (Cost — $170,210,909)				170,210,909
Total Investments — 100.1% (Cost — $2,227,876,315)				2,375,676,658
Liabilities in Excess of Other Assets — (0.1)%				(2,696,656)
Total Net Assets — 100.0%				$2,372,980,002

††	Represents less than 0.1%.

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(b)	Security is valued using significant unobservable inputs (Note 1).

(c)	Restricted security (Note 9).

(d)	Rate shown is one-day yield as of the end of the reporting period.

(e)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At October 31, 2022, the total market value of investments in Affiliated Companies was $34,042,182 and the cost was $34,042,182 (Note 8).

See Notes to Financial Statements.

18	ClearBridge Select Fund 2022 Annual Report

Statement of assets and liabilities

October 31, 2022

Assets:
Investments in unaffiliated securities, at value (Cost — $2,193,834,133)	$2,341,634,476
Investments in affiliated securities, at value (Cost — $34,042,182)	34,042,182
Receivable for Fund shares sold	3,818,987
Dividends receivable from unaffiliated investments	767,602
Dividends receivable from affiliated investments	77,353
Receivable for securities sold	25,307
Prepaid expenses	67,644
Total Assets	2,380,433,551

Liabilities:
Payable for securities purchased	2,510,495
Payable for Fund shares repurchased	2,402,752
Investment management fee payable	1,752,637
Transfer agent fees payable	479,324
Service and/or distribution fees payable	207,324
Trustees’ fees payable	13,599
Accrued expenses	87,418
Total Liabilities	7,453,549
Total Net Assets	$2,372,980,002

Net Assets:
Par value (Note 7)	$648
Paid-in capital in excess of par value	2,546,390,194
Total distributable earnings (loss)	(173,410,840)
Total Net Assets	$2,372,980,002

See Notes to Financial Statements.

ClearBridge Select Fund 2022 Annual Report	19

Statement of assets and liabilities (cont’d)

October 31, 2022

Net Assets:
Class A	$770,627,476
Class C	$62,035,364
Class FI	$5,962,897
Class R	$7,053
Class I	$1,112,967,281
Class IS	$421,379,931

Shares Outstanding:
Class A	21,492,010
Class C	1,863,314
Class FI	166,351
Class R	197
Class I	29,940,019
Class IS	11,306,802

Net Asset Value:
Class A (and redemption price)	$35.86
Class C*	$33.29
Class FI (and redemption price)	$35.85
Class R (and redemption price)	$35.80
Class I (and redemption price)	$37.17
Class IS (and redemption price)	$37.27
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.50%; 5.75% prior to August 15, 2022)	$37.95

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

20	ClearBridge Select Fund 2022 Annual Report

Statement of operations

For the Year Ended October 31, 2022

Investment Income:
Dividends from unaffiliated investments	$27,066,660
Dividends from affiliated investments	213,820
Interest	5,147
Total Investment Income	27,285,627

Expenses:
Investment management fee (Note 2)	26,990,231
Transfer agent fees (Note 5)	3,419,886
Service and/or distribution fees (Notes 2 and 5)	2,966,689
Interest expense on securities sold short	392,112
Registration fees	341,179
Trustees’ fees	213,390
Fund accounting fees	96,023
Legal fees	73,853
Shareholder reports	48,124
Audit and tax fees	32,091
Insurance	15,407
Custody fees	11,233
Commitment fees (Note 10)	9,401
Miscellaneous expenses	20,901
Total Expenses	34,630,520
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(696,192)
Net Expenses	33,934,328
Net Investment Loss	(6,648,701)

Realized and Unrealized Gain (Loss) on Investments, Written Options and Short Sales (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(309,678,362)
Written options	289,830
Securities sold short	(4,726,863)
Net Realized Loss	(314,115,395)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(984,228,411)
Securities sold short	7,372,713
Change in Net Unrealized Appreciation (Depreciation)	(976,855,698)
Net Loss on Investments, Written Options and Short Sales	(1,290,971,093)
Decrease in Net Assets From Operations	$(1,297,619,794)

See Notes to Financial Statements.

ClearBridge Select Fund 2022 Annual Report	21

Statements of changes in net assets

For the Years Ended October 31,	2022	2021

Operations:
Net investment loss	$(6,648,701)	$(19,526,978)
Net realized gain (loss)	(314,115,395)	141,889,129
Change in net unrealized appreciation (depreciation)	(976,855,698)	675,459,625
Increase (Decrease) in Net Assets From Operations	(1,297,619,794)	797,821,776

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(110,741,577)	—
Decrease in Net Assets From Distributions to Shareholders	(110,741,577)	—

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	1,458,892,641	2,167,422,863
Reinvestment of distributions	109,936,525	—
Cost of shares repurchased	(1,211,775,254)	(1,077,918,756)
Increase in Net Assets From Fund Share Transactions	357,053,912	1,089,504,107
Increase (Decrease) in Net Assets	(1,051,307,459)	1,887,325,883

Net Assets:
Beginning of year	3,424,287,461	1,536,961,578
End of year	$2,372,980,002	$3,424,287,461

See Notes to Financial Statements.

22	ClearBridge Select Fund 2022 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class A Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$57.09	$39.44	$27.21	$23.92	$19.61

Income (loss) from operations:
Net investment loss	(0.16)	(0.49)	(0.31)	(0.23)	(0.25)
Net realized and unrealized gain (loss)	(19.25)	18.14	12.54	3.81	5.00
Total income (loss) from operations	(19.41)	17.65	12.23	3.58	4.75

Less distributions from:
Net realized gains	(1.82)	—	—	(0.29)	(0.44)
Total distributions	(1.82)	—	—	(0.29)	(0.44)

Net asset value, end of year	$35.86	$57.09	$39.44	$27.21	$23.92
Total return[2]	(34.97)%	44.75%	44.95%	15.05%	24.83%

Net assets, end of year (000s)	$770,627	$1,064,281	$256,622	$161,595	$66,737

Ratios to average net assets:
Gross expenses	1.42%	1.39%	1.39%	1.47%	1.66%
Net expenses[3,4]	1.34	1.35	1.39	1.47	1.49
Net investment loss	(0.38)	(0.95)	(0.95)	(0.90)	(1.00)

Portfolio turnover rate[5]	28%	25%	24%	21%	27%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective May 21, 2021, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, expenses related to short sales and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.33%. Total annual fund operating expenses, after waiving and/or reimbursing expenses, exceeded the expense limitation as a result of dividend and interest expenses on securities sold short. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to May 21, 2021, the expense limitation was 1.50%.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

Excluding short sale transactions. If short sale transactions had been included, the portfolio turnover rate would have been 28%, 30%, 26%, 23% and 33% for the years ended October 31, 2022, October 31, 2021, October 31, 2020, October 31, 2019 and October 31, 2018, respectively.

See Notes to Financial Statements.

ClearBridge Select Fund 2022 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class C Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$53.54	$37.26	$25.89	$22.94	$18.96

Income (loss) from operations:
Net investment loss	(0.46)	(0.80)	(0.52)	(0.41)	(0.42)
Net realized and unrealized gain (loss)	(17.97)	17.08	11.89	3.65	4.84
Total income (loss) from operations	(18.43)	16.28	11.37	3.24	4.42

Less distributions from:
Net realized gains	(1.82)	—	—	(0.29)	(0.44)
Total distributions	(1.82)	—	—	(0.29)	(0.44)

Net asset value, end of year	$33.29	$53.54	$37.26	$25.89	$22.94
Total return[2]	(35.48)%	43.69%	43.92%	14.25%	23.87%

Net assets, end of year (000s)	$62,035	$98,978	$56,197	$25,959	$5,323

Ratios to average net assets:
Gross expenses	2.10%	2.08%	2.11%	2.19%	2.45%
Net expenses[3]	2.10 [4]	2.08 [4]	2.11 [4]	2.19	2.27 [4]
Net investment loss	(1.14)	(1.66)	(1.69)	(1.64)	(1.77)

Portfolio turnover rate[5]	28%	25%	24%	21%	27%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, expenses related to short sales and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.25%. Total annual fund operating expenses, after waiving and/or reimbursing expenses, exceeded the expense limitation as a result of dividend and interest expenses on securities sold short. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

Excluding short sale transactions. If short sale transactions had been included, the portfolio turnover rate would have been 28%, 30%, 26%, 23% and 33% for the years ended October 31, 2022, October 31, 2021, October 31, 2020, October 31, 2019 and October 31, 2018, respectively.

See Notes to Financial Statements.

24	ClearBridge Select Fund 2022 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class FI Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$57.03	$39.44	$27.20	$23.90	$19.60

Income (loss) from operations:
Net investment loss	(0.17)	(0.54)	(0.30)	(0.21)	(0.24)
Net realized and unrealized gain (loss)	(19.19)	18.13	12.54	3.80	4.98
Total income (loss) from operations	(19.36)	17.59	12.24	3.59	4.74

Less distributions from:
Net realized gains	(1.82)	—	—	(0.29)	(0.44)
Total distributions	(1.82)	—	—	(0.29)	(0.44)

Net asset value, end of year	$35.85	$57.03	$39.44	$27.20	$23.90
Total return[2]	(34.92)%	44.60%	45.00%	15.10%	24.79%

Net assets, end of year (000s)	$5,963	$15,869	$5,693	$10,675	$17,592

Ratios to average net assets:
Gross expenses	1.32%	1.44%	1.37%	1.42%	1.63%
Net expenses[3]	1.32 [4]	1.44 [4]	1.37 [4]	1.42	1.46 [4]
Net investment loss	(0.39)	(1.03)	(0.93)	(0.82)	(0.99)

Portfolio turnover rate[5]	28%	25%	24%	21%	27%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, expenses related to short sales and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

Excluding short sale transactions. If short sale transactions had been included, the portfolio turnover rate would have been 28%, 30%, 26%, 23% and 33% for the years ended October 31, 2022, October 31, 2021, October 31, 2020, October 31, 2019 and October 31, 2018, respectively.

See Notes to Financial Statements.

ClearBridge Select Fund 2022 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class R Shares[1]	2022[2]

Net asset value, beginning of period	$38.40

Income (loss) from operations:
Net investment loss	(0.06)
Net realized and unrealized loss	(2.54)
Total loss from operations	(2.60)

Less distributions from:
Net realized gains	(0.00) [3]
Total distributions	(0.00) [3]

Net asset value, end of period	$35.80
Total return[4]	(6.76)%

Net assets, end of period (000s)	$7

Ratios to average net assets:
Gross expenses[5]	1.46%
Net expenses[5,6,7]	1.32
Net investment loss[5]	(0.40)

Portfolio turnover rate[8,9]	28%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period June 3, 2022 (inception date) to October 31, 2022.

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	For the year ended October 31, 2022.

[9]	Excluding short sale transactions. If short sale transactions had been included, the portfolio turnover rate would have been 28% for the year ended October 31, 2022.

See Notes to Financial Statements.

26	ClearBridge Select Fund 2022 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class I Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$58.98	$40.65	$27.96	$24.50	$20.02

Income (loss) from operations:
Net investment loss	(0.07)	(0.36)	(0.23)	(0.16)	(0.18)
Net realized and unrealized gain (loss)	(19.92)	18.69	12.92	3.91	5.10
Total income (loss) from operations	(19.99)	18.33	12.69	3.75	4.92

Less distributions from:
Net realized gains	(1.82)	—	—	(0.29)	(0.44)
Total distributions	(1.82)	—	—	(0.29)	(0.44)

Net asset value, end of year	$37.17	$58.98	$40.65	$27.96	$24.50
Total return[2]	(34.83)%	45.09%	45.39%	15.39%	25.18%

Net assets, end of year (millions)	$1,113	$1,838	$807	$349	$109

Ratios to average net assets:
Gross expenses	1.11%	1.09%	1.11%	1.18%	1.45%
Net expenses[3,4]	1.11	1.09	1.11	1.16	1.22
Net investment loss	(0.16)	(0.68)	(0.68)	(0.61)	(0.73)

Portfolio turnover rate[5]	28%	25%	24%	21%	27%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, expenses related to short sales and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.15%. Total annual fund operating expenses, after waiving and/or reimbursing expenses, exceeded the expense limitation as a result of dividend and interest expenses on securities sold short. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

Excluding short sale transactions. If short sale transactions had been included, the portfolio turnover rate would have been 28%, 30%, 26%, 23% and 33% for the years ended October 31, 2022, October 31, 2021, October 31, 2020, October 31, 2019 and October 31, 2018, respectively.

See Notes to Financial Statements.

ClearBridge Select Fund 2022 Annual Report	27

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class IS Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$59.06	$40.67	$27.95	$24.47	$19.98

Income (loss) from operations:
Net investment loss	(0.01)	(0.31)	(0.21)	(0.14)	(0.15)
Net realized and unrealized gain (loss)	(19.96)	18.70	12.93	3.91	5.08
Total income (loss) from operations	(19.97)	18.39	12.72	3.77	4.93

Less distributions from:
Net realized gains	(1.82)	—	—	(0.29)	(0.44)
Total distributions	(1.82)	—	—	(0.29)	(0.44)

Net asset value, end of year	$37.27	$59.06	$40.67	$27.95	$24.47
Total return[2]	(34.75)%	45.22%	45.51%	15.58%	25.18%

Net assets, end of year (000s)	$421,380	$407,373	$164,733	$47,997	$3,630

Ratios to average net assets:
Gross expenses	1.01%	1.00%	1.02%	1.07%	1.27%
Net expenses[3,4]	1.00	1.00	1.02	1.07	1.09
Net investment loss	(0.03)	(0.59)	(0.60)	(0.52)	(0.66)

Portfolio turnover rate[5]	28%	25%	24%	21%	27%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, expenses related to short sales and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 1.05%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. Total annual fund operating expenses, after waiving and/or reimbursing expenses, exceeded the expense limitation as a result of dividend and interest expenses on securities sold short. These expense limitation arrangements cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

Excluding short sale transactions. If short sale transactions had been included, the portfolio turnover rate would have been 28%, 30%, 26%, 23% and 33% for the years ended October 31, 2022, October 31, 2021, October 31, 2020, October 31, 2019 and October 31, 2018, respectively.

See Notes to Financial Statements.

28	ClearBridge Select Fund 2022 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Select Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Investment Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946, Financial Services - Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

Pursuant to policies adopted by the Board of Trustees, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value

ClearBridge Select Fund 2022 Annual Report	29

Notes to financial statements (cont’d)

determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

30	ClearBridge Select Fund 2022 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Common Stocks:
Communication Services	$37,111,843	—	$5,322,450	$42,434,293
Information Technology	570,971,521	—	14,906,655	585,878,176
Other Common Stocks	1,553,535,414	—	—	1,553,535,414
Convertible Preferred Stocks	18,706,543	—	—	18,706,543
Preferred Stocks:
Health Care	—	—	2,255,922	2,255,922
Information Technology	—	—	2,538,635	2,538,635
Warrants	116,766	—	—	116,766
Total Long-Term Investments	2,180,442,087	—	25,023,662	2,205,465,749
Short-Term Investments†	170,210,909	—	—	170,210,909
Total Investments	$2,350,652,996	—	$25,023,662	$2,375,676,658

†	See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of October 31, 2021	Accrued premiums/ discounts	Realized gain (loss)	Change in unrealized appreciation (depreciation)[1]	Purchases
Common Stocks:
Communication Services	$13,280,892	—	—	$(7,958,442)	—
Information Technology	28,202,896	—	—	(13,296,241)	—
Preferred Stocks:
Health Care	10,783,985	—	—	(8,528,063)	—
Information Technology	16,001,114	—	—	(4,117,479)	—
Total	$68,268,887	—	—	$(33,900,225)	—

ClearBridge Select Fund 2022 Annual Report	31

Notes to financial statements (cont’d)

Investments in Securities (cont’d)	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of October 31, 2022	Net change in unrealized appreciation (depreciation) for investments in securities still held at October 31, 2022[1]
Common Stocks:
Communication Services	—	—	—	$5,322,450	$(7,958,442)
Information Technology	—	—	—	14,906,655	(13,296,241)
Preferred Stocks:
Health Care	—	—	—	2,255,922	(8,528,063)
Information Technology	$(9,345,000)	—	—	2,538,635	(1,022,007)
Total	$(9,345,000)	—	—	$25,023,662	$(30,804,753)

[1]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

32	ClearBridge Select Fund 2022 Annual Report

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Short sale transactions. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it in the open market at the time of replacement. The proceeds received by the Fund for the short sale are retained by the broker as collateral until the Fund replaces the borrowed security. If the market value of the security sold short increases, additional collateral may be required. The amount of collateral required is determined daily by reference to the market value of the short positions. Liabilities for securities sold short are marked-to-market daily and reported at market value in the financial statements.

Short sale transactions may result in a risk of loss that may exceed the amount shown on the Statement of Assets and Liabilities. A gain, limited to the price at which the Fund sold the security short, or a loss, potentially unlimited in size, will be recognized upon termination of a short sale. Dividends on short positions are recorded as a liability on the ex-dividend date and are shown in the Statement of Operations as Dividend Expense because the Fund must pay the dividend to the lender of the security.

Short selling is a technique that may be considered speculative, involves risk beyond the amount of money used to secure each transaction and may represent a form of leverage.

(e) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(f) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its

ClearBridge Select Fund 2022 Annual Report	33

Notes to financial statements (cont’d)

contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of October 31, 2022, the Fund did not have any open OTC derivative transactions with credit related contingent features in a net liability position.

34	ClearBridge Select Fund 2022 Annual Report

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(h) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(i) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(j) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(k) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(l) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2022, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

ClearBridge Select Fund 2022 Annual Report	35

Notes to financial statements (cont’d)

(m) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$921,590	$(921,590)

(a)

Reclassifications are due to a tax net operating loss, a taxable overdistribution and differences between actual and estimated information for the prior year related to the Fund’s investments in REITs.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company, LLC (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, ClearBridge and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.95% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the Fund’s cash and short-term instruments allocated to Western Asset. For its services, LMPFA pays ClearBridge a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund. For Western Asset’s services to the Fund, LMPFA pays Western Asset monthly 0.02% of the portion of the Fund’s average daily net assets that are allocated to Western Asset by LMPFA.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class FI, Class R, Class I and Class IS shares did not exceed 1.33%, 2.25%, 1.50%, 1.75%, 1.15% and 1.05%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. Total annual fund operating expenses, after waiving and/or reimbursing expenses, exceeded the expense limitation for Class A shares as a result of dividend and interest expenses on securities sold short. These expense limitation arrangements cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”).

36	ClearBridge Select Fund 2022 Annual Report

The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended October 31, 2022, fees waived and/or expenses reimbursed amounted to $696,192, which included an affiliated money market fund waiver of $16,772.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Franklin Templeton Investor Services, LLC (“Investor Services”) serves as the Fund’s shareholder servicing agent and acts as the Fund’s transfer agent and dividend-paying agent. Investor Services is an indirect, wholly-owned subsidiary of Franklin Resources. Franklin Distributors, LLC (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

There is a maximum initial sales charge of 5.50% (5.75% prior to August 15, 2022) for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by Franklin Distributors, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2022, sales charges retained by and CDSCs paid to Franklin Distributors and its affiliates, if any, were as follows:

	Class A	Class C
Sales charges	$1,036,001	—
CDSCs	14,898	$10,163

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2022, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Investments*
Purchases	$1,012,801,217
Sales	759,308,780

*	Excluding securities sold short and covers on securities sold short in the amount of $0 and $15,157,371, respectively.

ClearBridge Select Fund 2022 Annual Report	37

Notes to financial statements (cont’d)

At October 31, 2022, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$2,228,367,633	$394,572,297	$(247,263,272)	$147,309,025

4. Derivative instruments and hedging activities

At October 31, 2022, the Fund did not have any derivative instruments outstanding.

The following table provides information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended October 31, 2022. The table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period.

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Equity Risk
Purchased options[1]	$(948,500)
Written options	289,830
Total	$(658,670)

[1]	Net realized gain (loss) from purchased options is reported in Net Realized Gain (Loss) From Investment transactions in unaffiliated securities in the Statement of Operations.

During the year ended October 31, 2022, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$63,827
Written options†	438,261

†	At October 31, 2022, there were no open positions held in this derivative.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C, Class FI and Class R shares calculated at the annual rate of 0.25%, 1.00%, 0.25% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

38	ClearBridge Select Fund 2022 Annual Report

For the year ended October 31, 2022, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$2,184,545	†	$1,548,026
Class C	759,837		82,407
Class FI	22,297		7,106
Class R‡	10	†	—
Class I	—		1,732,698
Class IS	—		49,649
Total	$2,966,689		$3,419,886

†

Amounts shown are exclusive of expense reimbursements. For the year ended October 31, 2022, the service and/or distribution fees reimbursed amounted to $18 and 3 for Class A and Class R shares, respectively.

‡	For the period June 3, 2022 (inception date) to October 31, 2022.

For the year ended October 31, 2022, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$684,566
Class C	441
Class FI	48
Class R†	3
Class I	8,452
Class IS	2,682
Total	$696,192

†	For the period June 3, 2022 (inception date) to October 31, 2022.

6. Distributions to shareholders by class

	Year Ended October 31, 2022	Year Ended October 31, 2021
Net Realized Gains:
Class A	$34,752,139	—
Class A2†	—	—
Class C	3,421,646	—
Class FI	506,380	—
Class R‡	1	—
Class I	58,947,268	—
Class IS	13,114,143	—
Total	$110,741,577	—

†	On June 24, 2021, the Fund converted its Class A2 shares into Class A shares.

‡	For the period June 3, 2022 (inception date) to October 31, 2022.

ClearBridge Select Fund 2022 Annual Report	39

Notes to financial statements (cont’d)

7. Shares of beneficial interest

At October 31, 2022, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2022				Year Ended October 31, 2021
	Shares		Amount		Shares	Amount
Class A
Shares sold	6,827,308		$297,832,305		14,460,257	$780,411,570
Shares issued on reinvestment	664,508		34,387,952		—	—
Shares repurchased	(4,642,999)		(197,232,429)		(2,323,270)	(118,012,203)
Net increase	2,848,817		$134,987,828		12,136,987	$662,399,367

Class A2†
Shares sold	—		—		3,863,089	$187,813,646
Shares issued on reinvestment	—		—		—	—
Shares repurchased	—		—		(10,118,386)	(549,646,229)
Net decrease	—		—		(6,255,297)	$(361,832,583)

Class C
Shares sold	384,952		$16,053,402		603,763	$29,072,222
Shares issued on reinvestment	69,918		3,383,393		—	—
Shares repurchased	(440,307)		(17,360,614)		(263,082)	(12,579,029)
Net increase	14,563		$2,076,181		340,681	$16,493,193

Class FI
Shares sold	35,256		$1,633,333		412,869	$21,111,232
Shares issued on reinvestment	9,700		501,839		—	—
Shares repurchased	(156,855)		(7,331,526)		(278,980)	(14,831,157)
Net increase (decrease)	(111,899)		$(5,196,354)		133,889	$6,280,075

Class R
Shares sold	197	‡	$7,342	‡	—	—
Shares issued on reinvestment	—		—		—	—
Shares repurchased	—		—		—	—
Net increase	197	‡	$7,342	‡	—	—

Class I
Shares sold	17,669,957		$811,308,316		17,377,353	$932,963,227
Shares issued on reinvestment	1,094,658		58,625,271		—	—
Shares repurchased	(19,983,442)		(853,833,421)		(6,075,485)	(324,052,358)
Net increase (decrease)	(1,218,827)		$16,100,166		11,301,868	$608,910,869

40	ClearBridge Select Fund 2022 Annual Report

	Year Ended October 31, 2022		Year Ended October 31, 2021
	Shares	Amount	Shares	Amount

Class IS
Shares sold	7,297,195	$332,057,943	3,950,163	$216,050,966
Shares issued on reinvestment	243,255	13,038,070	—	—
Shares repurchased	(3,130,891)	(136,017,264)	(1,103,514)	(58,797,780)
Net increase	4,409,559	$209,078,749	2,846,649	$157,253,186

†

On June 24, 2021, the Fund converted 9,439,043 Class A2 shares into 9,430,202 Class A shares, valued at $516,492,081. These amounts are reflected in the Class A shares sold and Class A2 shares repurchased, respectively.

‡	For the period June 3, 2022 (inception date) to October 31, 2022.

8. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the year ended October 31, 2022. The following transactions were effected in such company for the year ended October 31, 2022.

	Affiliate Value at October 31, 2021

		Purchased		Sold
		Cost	Shares	Proceeds	Shares
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	$31,056,780	$169,988,176	169,988,176	$167,002,774	167,002,774

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at October 31, 2022
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$213,820	—	$34,042,182

9. Restricted securities

The following Fund investments are restricted as to resale and, in the absence of readily ascertainable market values, are valued in good faith in accordance with procedures approved by the Board of Trustees.

ClearBridge Select Fund 2022 Annual Report	41

Notes to financial statements (cont’d)

Security	Number of Shares	Acquisition Date	Cost	Fair Value at 10/31/2022	Value Per Share	Percent of Net Assets
Brain Corp., Common Shares	263,750	03/21	$1,152,587	$1,059,441	$4.02	0.04%
Brain Corp., Preferred Shares	631,998	04/20, 11/20	$3,334,103	$2,538,635	$4.02	0.11%
Caris Life Sciences Inc., Series C, Preferred Shares	837,315	10/20	2,310,990	1,778,114	2.12	0.08
Caris Life Sciences Inc., Series D, Preferred Shares	225,000	05/21	1,822,500	477,808	2.12	0.02
Databricks Inc., Common Shares†	217,734	08/21	15,999,994	10,962,990	50.35	0.46
DataRobot Inc., Common Shares	279,847	10/20	3,677,749	2,884,224	10.31	0.12
Klaviyo Inc., Common Shares	304,189	05/21	10,154,267	5,322,450	17.50	0.22
			$38,452,190	$25,023,662		1.05%

†	On August 8, 2022, Databricks Inc. completed a 3-for-1 stock split.

10. Redemption facility

On February 4, 2022, the Fund, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by Franklin Resources or its affiliates, became a borrower in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 3, 2023.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in the Statement of Operations. The Fund did not utilize the Global Credit Facility during the year ended October 31, 2022.

11. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2022	2021
Distributions paid from:
Ordinary income	$15,014,797	—
Net long-term capital gains	95,726,780	—
Total distributions paid	$110,741,577	—

42	ClearBridge Select Fund 2022 Annual Report

As of October 31, 2022, the components of distributable earnings (loss) on a tax basis were as follows:

Deferred capital losses*	$(315,253,952)
Other book/tax temporary differences(a)	(5,465,913)
Unrealized appreciation (depreciation)(b)	147,309,025
Total distributable earnings (loss) — net	$(173,410,840)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the deferral of certain late year losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between the book and tax cost basis of investments in limited partnerships.

12. Recent accounting pronouncements

In June 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2022-03, Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in the ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, should not be considered in measuring fair value. The ASU is effective for interim and annual reporting periods beginning after December 15, 2023, with the option of early adoption. Management is currently evaluating the impact, if any, of applying this ASU.

*  *  *

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

13. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s

ClearBridge Select Fund 2022 Annual Report	43

Notes to financial statements (cont’d)

investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

*  *  *

On February 24, 2022, Russia engaged in military actions in the sovereign territory of Ukraine. The current political and financial uncertainty surrounding Russia and Ukraine may increase market volatility and the economic risk of investing in securities in these countries and may also cause uncertainty for the global economy and broader financial markets. The ultimate fallout and long-term impact from these events are not known. The Fund will continue to assess the impact on valuations and liquidity and will take any potential actions needed in accordance with procedures approved by the Board of Trustees.

44	ClearBridge Select Fund 2022 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Investment Trust and Shareholders of ClearBridge Select Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ClearBridge Select Fund (one of the funds constituting Legg Mason Partners Investment Trust, referred to hereafter as the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, portfolio company investees and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

December 19, 2022

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

ClearBridge Select Fund 2022 Annual Report	45

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Investment Trust (the “Trust”) held on May 4 and 5, 2022, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to ClearBridge Select Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement pursuant to which ClearBridge Investments, LLC (“ClearBridge”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company, LLC (“Western Asset” and, together with ClearBridge, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments allocated to it by the Manager. The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”

Background

The Board received extensive information in advance of the meeting to assist it in its consideration of the Agreements and asked questions and requested additional information from management. Throughout the year, the Board (including its various committees) had met with representatives of the Manager and the Subadvisers, and had received information relevant to the renewal of the Agreements. Prior to the meeting the Independent Trustees met with their independent legal counsel to discuss and consider the information provided and submitted questions to management, and they considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management, advisory and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information received and considered by the Board both in conjunction with the May 2022 meeting and throughout the year was both written and oral. The contractual arrangements discussed below are the product of multiple years of review and negotiation and information received and considered by the Board during those years.

The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Independent Trustees also reviewed the

46	ClearBridge Select Fund

proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager and Subadvisers were present. The Independent Trustees considered the Management Agreement and each Sub-Advisory Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadvisers in providing services to the Fund.

In approving the Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and each Sub-Advisory Agreement.

After considering all relevant factors and information, the Board, exercising its business judgment, determined that the continuation of the Agreements was in the best interests of the Fund and its shareholders and approved the continuation of each such agreement for another year.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge gained as Trustees of funds in the fund complex overseen by the Trustees, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers, and of the undertakings required of the Manager and Subadvisers in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the risks associated with the Fund borne by the Manager and its affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the Manager’s and each Subadviser’s risk management processes.

ClearBridge Select Fund	47

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and each Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources of Franklin Resources, Inc., the parent organization of the Manager and the Subadvisers. The Board recognized the importance of having a fund manager with significant resources.

The Board considered the division of responsibilities among the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the policies and practices of the Manager and the Subadvisers regarding the selection of brokers and dealers and the execution of portfolio transactions. The Board considered management’s periodic reports to the Board on, among other things, its business plans, any organizational changes and portfolio manager compensation.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, based on classifications provided by Thomson Reuters Lipper (“Lipper”). The Board was provided with a description of the methodology used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge data generally useful, they recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. The Board also considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds (including the Fund) classified as mid-cap growth funds by Lipper, showed, among other data, that the performance of the Fund’s Class I shares for the 1-, 3- and 5-year periods ended December 31, 2021 and since inception of the Fund’s Class I shares (November 30, 2012) through December 31, 2021 was above the median performance of the funds in the Performance Universe for each period and ranked in the first quintile of the funds in the Performance Universe for each period.

48	ClearBridge Select Fund

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and each Sub-Advisory Agreement were sufficient for renewal.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee payable by the Fund to the Manager (the “Contractual Management Fee”) and the actual management fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers, respectively. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. The Board also noted that the compensation paid to the Subadvisers is the responsibility and expense of the Manager, not the Fund.

The Board received and considered information provided by Broadridge comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected by Broadridge based on classifications provided by Lipper. It was noted that while the Board found the Broadridge data generally useful, they recognized its limitations, including that the data may vary depending on the selection of the peer group. The Board also reviewed information regarding fees charged by the Manager and/or the Subadvisers to other U.S. clients investing primarily in an asset class similar to that of the Fund.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts, and the differences in the degree of entrepreneurial and other risks borne by the Manager in managing the Fund and in managing other types of accounts.

The Board considered the overall management fee, the fees of each of the Subadvisers and the amount of the management fee retained by the Manager after payment of the subadvisory fees, in each case in light of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The Board also received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee as well as its actual total expense ratio with those of a group of institutional funds consisting of 14 mid-cap growth funds (including the

ClearBridge Select Fund	49

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Fund) selected by Broadridge to be comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Broadridge consisting of all institutional mid-cap growth funds (including the Fund) (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee was above the median of management fees payable by the funds in the Expense Group and that the Fund’s Actual Management Fee was above the median of management fees paid by the funds in the Expense Group and above the median of management fees paid by the funds in the Expense Universe. This information also showed that the Fund’s actual total expense ratio was above the median of the total expense ratios of the funds in the Expense Group and above the median of the actual total expense ratios of the funds in the Expense Universe. The Board took into account management’s discussion of the Fund’s expenses. The Board also considered that the current limitation on the Fund’s expenses is expected to continue until and expire on December 31, 2023.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Funds complex as a whole. The Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale with respect to the management of the Fund as the Fund’s assets grow.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders, including the recent appointment of an affiliate of the Manager as the transfer agent of the Fund.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager, the Subadvisers and their affiliates received were reasonable.

50	ClearBridge Select Fund

Statement regarding liquidity risk management program (unaudited)

Each Franklin Templeton and Legg Mason Fund has adopted and implemented a written Liquidity Risk Management Program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”). The LRMP is designed to assess and manage each Fund’s liquidity risk, which is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. In accordance with the Liquidity Rule, the LRMP includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of each Fund’s liquidity risk; (2) classification of each Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for Funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments that would result in the Fund holding more than 15% of its net assets in Illiquid assets. The LRMP also requires reporting to the Securities and Exchange Commission (“SEC”) (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

The Director of Liquidity Risk within the Investment Risk Management Group (the “IRMG”) is the appointed Administrator of the LRMP. The IRMG maintains the Investment Liquidity Committee (the “ILC”) to provide oversight and administration of policies and procedures governing liquidity risk management for Franklin Templeton and Legg Mason products and portfolios. The ILC includes representatives from Franklin Templeton’s Risk, Trading, Global Compliance, Legal, Investment Compliance, Investment Operations, Valuation Committee, Product Management and Global Product Strategy.

In assessing and managing each Fund’s liquidity risk, the ILC considers, as relevant, a variety of factors, including the Fund’s investment strategy and the liquidity of its portfolio investments during both normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit. Classification of the Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value.

ClearBridge Select Fund	51

Each Fund primarily holds liquid assets that are defined under the Liquidity Rule as “Highly Liquid Investments,” and therefore is not required to establish an HLIM. Highly Liquid Investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

At meetings of the Funds’ Board of Trustees/Directors held in May 2022, the Program Administrator provided a written report to the Board addressing the adequacy and effectiveness of the program for the year ended December 31, 2021. The Program Administrator report concluded that (i.) the LRMP, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii.) the LRMP, including the Highly Liquid Investment Minimum (“HLIM”) where applicable, was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk; and (iii.) each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund.

52	ClearBridge Select Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Select Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Franklin Templeton, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Information pertaining to the Trustees and officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 877-6LM-FUND/656-3863.

Independent Trustees†

Paul R. Ades

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	None

Althea L. Duersten

Year of birth	1951
Position(s) with Trust	Trustee and Chair of the Board
Term of office[1] and length of time served[2]	Since 2014 (Chair of the Board since 2021)
Principal occupation(s) during the past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	Formerly, Non-Executive Director, Rokos Capital Management LLP (2019 to 2020)

ClearBridge Select Fund	53

Independent Trustees† (cont’d)

Stephen R. Gross

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	None

Susan M. Heilbron

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984 and 1977 to 1979)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	Formerly, Director, Lincoln Savings Bank FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

Howard J. Johnson

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000
Principal occupation(s) during the past five years	Retired; formerly, Chief Executive Officer, Genesis Imaging LLC (technology company) (2003 to 2012)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	None

54	ClearBridge Select Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Arnold L. Lehman
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1982
Principal occupation(s) during the past five years	Senior Advisor, Phillips (auction house) (since 2015); formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	Trustee of American Federation of Arts (since 2002)

Robin J. W. Masters

Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	Director of HSBC Managed Portfolios Limited and HSBC Specialist Funds Limited (since 2020); formerly, Director of Cheyne Capital International Limited (investment advisory firm) (2005 to 2020); Director/ Trustee of Legg Mason Institutional Funds plc, Western Asset Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

Jerome H. Miller

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during the past five years	Retired; formerly, President, Shearson Lehman Asset Management (1991 to 1993), Vice Chairman, Shearson Lehman Hutton Inc. (1989 to 1992) and Senior Executive Vice President, E.F. Hutton Group Inc. (1986 to 1989)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	None

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	None

ClearBridge Select Fund	55

Independent Trustees† (cont’d)

G. Peter O’Brien

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Retired, Trustee Emeritus of Colgate University (since 2005); Board Member, Hill House, Inc. (residential home care) (since 1999); formerly, Board Member, Bridges School (pre-school) (2006 to 2017); Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Trustee of Legg Mason funds consisting of 57 portfolios; Director/Trustee of the Royce Family of Funds consisting of 16 portfolios
Other board memberships held by Trustee during the past five years	Formerly, Director of TICC Capital Corp. (2003 to 2017)

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	Director, CNB St. Louis Bank (since 2020); formerly, Director, Citizens National Bank of Greater St. Louis (2006 to 2020)

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 128 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee	128
Other board memberships held by Trustee during the past five years	None

56	ClearBridge Select Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers

Ted P. Becker Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Susan Kerr Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Marc A. De Oliveira Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

ClearBridge Select Fund	57

Additional Officers (cont’d)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Christopher Berarducci Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2014 and 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

58	ClearBridge Select Fund

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended October 31, 2022:

	Pursuant to:	Amount Reported
Long-Term Capital Gain Dividends Distributed	§852(b)(3)(C)	$95,726,780
Income Eligible for Dividends Received Deduction (DRD)	§854(b)(1)(A)	$19,744,905
Qualified Dividend Income Earned (QDI)	§854(b)(1)(B)	$20,303,851
Short-Term Capital Gain Dividends Distributed	§871(k)(2)(C)	$14,697,628
Qualified Business Income Dividends Earned	§199A	$2,064,491

ClearBridge Select Fund	59

ClearBridge

Select Fund

Trustees

Paul R. Ades

Andrew L. Breech

Althea L. Duersten

Chair

Stephen R. Gross

Susan M. Heilbron

Howard J. Johnson

Arnold L. Lehman

Robin J. W. Masters

Jerome H. Miller

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Franklin Distributors, LLC

Custodian

The Bank of New York Mellon

Transfer agent#

Franklin Templeton Investor Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670-7313

Independent registered public accounting firm

PricewaterhouseCoopers LLP Baltimore, MD

#	Effective February 22, 2022, Franklin Templeton Investor Services, LLC replaced BNY Mellon Investment Servicing (US) Inc. as Transfer Agent.

ClearBridge Select Fund

The Fund is a separate investment series of Legg Mason Partners Investment Trust, a Maryland statutory trust.

ClearBridge Select Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 877-6LM-FUND/656-3863.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 877-6LM-FUND/656-3863, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Select Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2022 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy Is Our Priority

Franklin Templeton* is committed to safeguarding your personal information. This notice is designed to provide you with a summary of the non-public personal information Franklin Templeton may collect and maintain about current or former individual investors; our policy regarding the use of that information; and the measures we take to safeguard the information. We do not sell individual investors’ non-public personal information to anyone and only share it as described in this notice.

Information We Collect

When you invest with us, you provide us with your non-public personal information. We collect and use this information to service your accounts and respond to your requests. The non-public personal information we may collect falls into the following categories:

•

Information we receive from you or your financial intermediary on applications or other forms, whether we receive the form in writing or electronically. For example, this information may include your name, address, tax identification number, birth date, investment selection, beneficiary information, and your personal bank account information and/or email address if you have provided that information.

•

Information about your transactions and account history with us, or with other companies that are part of Franklin Templeton, including transactions you request on our website or in our app. This category also includes your communications to us concerning your investments.

•	Information we receive from third parties (for example, to update your address if you move, obtain or verify your email address or obtain additional information to verify your identity).

•

Information collected from you online, such as your IP address or device ID and data gathered from your browsing activity and location. (For example, we may use cookies to collect device and browser information so our website recognizes your online preferences and device information.) Our website contains more information about cookies and similar technologies and ways you may limit them.

•	Other general information that we may obtain about you such as demographic information.

Disclosure Policy

To better service your accounts and process transactions or services you requested, we may share non-public personal information with other Franklin Templeton companies. From time to time we may also send you information about products/services offered by other Franklin Templeton companies although we will not share your non-public personal information with these companies without first offering you the opportunity to prevent that sharing.

We will only share non-public personal information with outside parties in the limited circumstances permitted by law. For example, this includes situations where we need to share information with companies who work on our behalf to service or maintain your account or process transactions you requested, when the disclosure is to companies assisting us with our own marketing efforts, when the disclosure is to a party representing you, or when required by law (for example, in response to legal process). Additionally, we will ensure that any outside companies working on our behalf, or with whom we have joint marketing agreements, are under contractual obligations to protect the confidentiality of your information, and to use it only to provide the services we asked them to perform.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Confidentiality and Security

Our employees are required to follow procedures with respect to maintaining the confidentiality of our investors’ non-public personal information. Additionally, we maintain physical, electronic and procedural safeguards to protect the information. This includes performing ongoing evaluations of our systems containing investor information and making changes when appropriate.

At all times, you may view our current privacy notice on our website at franklintempleton.com or contact us for a copy at (800) 632-2301.

*For purposes of this privacy notice Franklin Templeton shall refer to the following entities:

Fiduciary Trust International of the South (FTIOS), as custodian for individual retirement plans

Franklin Advisers, Inc.

Franklin Distributors, LLC, including as program manager of the Franklin Templeton 529 College Savings Plan and the NJBEST 529 College Savings Plan

Franklin Mutual Advisers, LLC

Franklin, Templeton and Mutual Series Funds

Franklin Templeton Institutional, LLC

Franklin Templeton Investments Corp., Canada

Franklin Templeton Investments Management, Limited UK

Franklin Templeton Portfolio Advisors, Inc.

Legg Mason Funds serviced by Franklin Templeton Investor Services, LLC

Templeton Asset Management, Limited

Templeton Global Advisors, Limited

Templeton Investment Counsel, LLC

If you are a customer of other Franklin Templeton affiliates and you receive notices from them, you will need to read those notices separately.

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2022 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

CBAX016046 12/22 SR22-4544

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Stephen R. Gross as the Audit Committee’s financial expert. Stephen R. Gross is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2021 and October 31, 2022 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $325,110 in October 31, 2021 and $325,110 in October 31, 2022.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in October 31, 2021 and $0 in October 31, 2022.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $100,500 in October 31, 2021 and $100,500 in October 31, 2022. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees.

The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Investment Trust., were $0 in October 31, 2021 and $0 in October 31, 2022.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Investment Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Investment Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Investment Trust during the reporting period were $1,558,348 in October 31, 2021 and $785,604 in October 31, 2022.

(h) Yes. Legg Mason Partners Investment Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Investment Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Althea L. Duersten

Stephen R. Gross

Susan M. Heilbron

Howard J. Johnson

Arnold L. Lehman

Robin J. W. Masters

Jerome H. Miller

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Investment Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 23, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 23, 2022

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	December 23, 2022